DIREXION SHARES ETF TRUST

Direxion Daily S&P Biotech Bull 2X Shares

Direxion Daily S&P Biotech Bear 2X Shares

Supplement dated April 15, 2016 to the Prospectus and

Statement of Additional Information (“SAI”) dated February 29, 2016

The Board of Trustees of Direxion Shares ETF Trust (“Trust”) has approved a change in the underlying index of the Direxion Daily S&P Biotech Bull 2X Shares and the Direxion Daily S&P Biotech Bear 2X Shares (the “Funds”). As a result of the change in the Funds’ underlying index, the Funds will be renamed.

Effective immediately, the underlying index of the Funds will change as shown in the table below and all references to the Current Index in the Prospectus and SAI will be replaced with the New Index:

Current Index	New Index
S&P Biotechnology Select Industry Index	NYSE Arca Biotechnology Index

Also, effective immediately, the Funds will be renamed as shown in the table below:

Current Fund Name	New Fund Name
Direxion Daily S&P Biotech Bull 2X Shares	Direxion Daily Biotech Bull 2X Shares
Direxion Daily S&P Biotech Bear 2X Shares	Direxion Daily Biotech Bear 2X Shares

All descriptions of the Current Index in the Funds’ Prospectus and SAI will be replaced with the following description of the New Index:

New Index Description

NYSE Arca Biotechnology Index

The NYSE Arca Biotechnology Index is an equal weighted index that includes companies that are a part of the biotechnology industry and are primarily involved in the use of biological processes to develop products or provide services. Constituents are selected from companies that have the following criteria: 1) a current market capitalization of greater than $1 billion; 2) an average daily traded value of at least $1 million over the past three months; and 3) a current last traded price of greater than $3.00. The Index is calculated in US Dollars and rebalances on a quarterly basis.

In the summary section of the Funds’ Prospectus, on pages 253 and 260, the paragraph immediately following the table under “Principal Investment Risks - Effects of Compounding and Market Volatility Risk” is replaced with the following:

The Index’s annualized historical volatility rate for the five year period ended December 31, 2015 was 25.65%. The Index’s highest volatility rate for any one calendar year during the five-year period was 28.79% and volatility for a shorter period of time may have been substantially higher. The Index’s annualized performance for the five-year period ended December 31, 2015 was 24.28%. Historical Index volatility and performance are not indications of what the Index volatility and performance will be in the future. The volatility of ETFs or instruments that reflect the value of the Index, such as swaps, may differ from the volatility of the Index.

In the statutory section of the Funds’ Prospectus titled “Additional Information Regarding Investment Techniques and Policies - Market Volatility,” on page 268 “Table 2 – Historic Volatility of each Fund’s Benchmark Index” is revised as follows to include the New Index for the five-year period ended December 31, 2015:

Index	5-Year Historical Volatility Rate
NYSE Arca Biotechnology Index	25.65%

In the statutory section of the Funds’ Prospectus titled “Index Licensors” on page 305 the following replaces the current section titled “NYSE Indices” to include the New Index.

NYSE Indices. Neither the Trust nor the Fund(s) are sponsored, endorsed, sold or promoted by NYSE EURONEXT or its affiliates (“NYSE EURONEXT”). NYSE EURONEXT makes no representation or warranty regarding the advisability of investing in securities generally, in the Fund(s) particularly, or the ability of the NYSE 7-10 Year Treasury Bond Index, NYSE 20 Year Plus Treasury Bond Index, NYSE ARCA Gold Miners Index, NYSE Arca Biotechnology Index, Dynamic Pharmaceutical Intellidex Index and the NYSE Bloomberg Americas Clean Energy Index (“NYSE Indices”) to track general stock market performance.

NYSE EURONEXT MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE WITH RESPECT TO THE NYSE INDICES OR ANY DATA INCLUDED THEREIN. IN NO EVENT SHALL NYSE EURONEXT HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

In the statutory section of the Funds’ Prospectus titled “Index Licensors” on page 305, any and all references to the S&P Biotechnology Select Industry Index are removed.

For more information, please contact the Funds at (866) 476-7523.

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Please retain a copy of this Supplement with your Prospectus and SAI.